1 CHAR1\1858196v3 SECOND AMENDMENT TO CREDIT AGREEMENT AND COMMITMENT INCREASE AGREEMENT THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND COMMITMENT INCREASE AGREEMENT, dated as of December 29, 2021 (this "Amendment"), is entered into among CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the “Revolving Borrower”), CARMAX, INC., a Virginia corporation (the “Company”), certain Subsidiaries of the Company (each a “Designated Borrower” and, together with the Revolving Borrower, the “Borrowers” and, each a “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended by this Amendment). RECITALS WHEREAS, the Revolving Borrower, the Designated Borrowers, the Company, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender, New Vehicle Swing Line Lender and L/C Issuer, and JPMorgan Chase Bank, N.A., as L/C Issuer, are parties to the Credit Agreement, dated as of June 7, 2019 (as amended, restated, extended, supplemented, increased or otherwise modified in writing from time to time, the “Existing Credit Agreement”); and WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as provided herein (the Existing Credit Agreement, as amended hereby, the “Credit Agreement”). NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT 1. Amendments. (a) The definition of “New Vehicle Swing Line Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows: “New Vehicle Swing Line Sublimit” means $0.00. (b) Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03(c) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

2 CHAR1\1858196v3 “Benchmark Replacement” means: (1) for purposes of Section 3.03(c)(i), the first alternative set forth below that can be determined by the Administrative Agent: (a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, or (b) the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points); provided that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Company and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and (2) for purposes of Section 3.03(c)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Company as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for Dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than 0%, the Benchmark Replacement will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents. Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice

3 CHAR1\1858196v3 (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source). “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. “Early Opt-in Election” means the occurrence of: (a) a determination by the Administrative Agent, or a notification by the Company to the Administrative Agent that the Company has made a determination, that Dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section 3.03(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; and (b) the joint election by the Administrative Agent and the Company to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders. “Lender Parties” means, collectively, the Lenders, the Swing Line Lender, the New Vehicle Swing Line Lender and the L/C Issuer.

4 CHAR1\1858196v3 “Other Rate Early Opt-in” means the Administrative Agent and the Company have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(ii) and clause (2) of the definition of “Benchmark Replacement”. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Rescindable Amount” has the meaning specified in Section 2.13(b)(ii). “SOFR Early Opt-in” means the Administrative Agent and the Company have elected to replace LIBOR pursuant to (a) an Early Opt-in Election and (b) Section 3.03(c)(i) and clause (1) of the definition of “Benchmark Replacement”. “Term SOFR” means, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied), the forward-looking term rate based on the secured overnight financing rate that has been selected or recommended by the Relevant Governmental Body. (c) Section 1.01. The following definitions are hereby deleted from Section 1.01 of the Credit Agreement: “LIBOR Screen Rate”, “LIBOR Successor Rate” and “LIBOR Successor Rate Conforming Changes”. (d) The second sentence of Section 1.05 of the Credit Agreement is hereby amended to read as follows: The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes. (e) Section 2.13(b). The second subsection (i) in Section 2.13(b) of the Credit Agreement is hereby renumbered as subsection (ii) and amended to read as follows: (ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Revolving Borrower (on its own behalf or on behalf of another Borrower) prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the

5 CHAR1\1858196v3 Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) such Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (f) Section 3.03(c). Section 3.03(c) of the Credit Agreement is hereby amended to read as follows: (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Document: (i) On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1- week, 1-month, 2-month, 3-month, 6-month and 12- month Dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of Dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (ii) (x) Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of Benchmark Replacement is available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided, that, solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a

6 CHAR1\1858196v3 SOFR-based rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of Benchmark Replacement unless the Administrative Agent determines that neither of such alternative rates is available. (y) On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. (iii) At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, any Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until such Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, such Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate. (iv) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (v) The Administrative Agent will promptly notify the Company and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c). (vi) At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.

7 CHAR1\1858196v3 (g) Section 9.12. A new Section 9.12 is hereby added to the Credit Agreement to read as follows: 9.12 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by a Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand (and in any event, within two (2) Business Days of such demand) the Rescindable Amount received by such Lender Party in immediately available funds, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount. (h) The first and last sentences of Section 10.10 of the Credit Agreement are hereby deleted. (i) Section 10.17 of the Credit Agreement is hereby amended to read as follows: 10.17 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Borrowers and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability

8 CHAR1\1858196v3 as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer, Swing Line Lender nor New Vehicle Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer, Swing Line Lender and/or New Vehicle Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Borrower and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Neither the Administrative Agent, L/C Issuer, Swing Line Lender nor New Vehicle Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s, Swing Line Lender’s or New Vehicle Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer, Swing Line Lender and New Vehicle Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Borrowers and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent and each Lender Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Borrowers to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 2. Commitment Increase. Pursuant to Section 2.16 of the Credit Agreement, effective as of the date hereof, each Lender listed on Schedule 1 attached hereto (each an “Increasing Lender”) hereby agrees that its Commitment is increased by the amount set forth on Schedule 1 attached hereto (with respect to each Increasing Lender, its “Additional Commitment”). Schedule 2.01 to the Credit Agreement shall be amended and restated in its entirety in the form attached hereto as Schedule 2. 3. Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of date hereof when all of the conditions set forth in this Section 3 shall have been satisfied.

9 CHAR1\1858196v3 (a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Loan Parties, the Administrative Agent and the Lenders. (b) Fees. The Administrative Agent shall have received, for the benefit of each Increasing Lender, an upfront fee in an amount separately agreed in writing by BAS and the Company, and BAS shall have received, for its own account, such fees as separately agreed in writing by BAS and the Company. 4. Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC. 5. Ratification. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document. 6. Representations and Warranties of the Loan Parties. By its execution and delivery hereof, each Loan Party represents both before and after giving effect to this Amendment (i) no Default exists, (ii) the representations and warranties of the Company and the Borrowers contained in Article V of the Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document are true and correct in all material respects (or, in the case of representations and warranties already qualified by materiality, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 6, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (iii) the resolutions adopted by such Loan Party with respect to the execution and delivery of the Credit Agreement and delivered to the Administrative Agent on the Closing Date have not been rescinded and remain in full force and effect. 7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original. 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which

10 CHAR1\1858196v3 comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [remainder of page intentionally left blank]

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written. LOAN PARTIES: CARMAX, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO MALL, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES CALIFORNIA, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES WEST COAST, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT CARMAX PROPERTIES, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: President CARMAX AUTO SUPERSTORES SERVICES, INC., a Virginia corporation By:_ /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Linda Lov Name: Linda Lov Title: Assistant Vice President

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Ling Lender and New Vehicle Swing Line Lender By: /s/ Steve Greene Name: Steve Greene Title: Senior Vice President JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer By: /s/ Sean Bodkin Name: Sean Bodkin Title: Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Jeffrey E. Bullard, Sr. Name: Jeffrey E. Bullard, Sr. Title: Senior Vice President TOYOTA MOTOR CREDIT CORPORATION By: /s/ Dave Boskey Name: Dave Boskey Title: National Accounts Manager U.S. BANK NATIONAL ASSOCIATION By: /s/ Edward Lawrence Name: Edward Lawrence Title: Vice President BARCLAYS BANK PLC By: /s/ Christopher M. Aitkin Name: Christopher M. Aitkin Title: Vice President

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT ROYAL BANK OF CANADA By: /s/ Benjamin Lennon Name: Benjamin Lennon Title: Authorized Signatory MUFG BANK, LTD. By: /s/ Oscar D. Cortez Name: Oscar D. Cortez Title: Authorized Signatory CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Alfredo Wang Name: Alfredo Wang Title: Duly Authorized Signatory MIZUHO BANK, LTD By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Executive Director THE BANK OF NOVA SCOTIA By: /s/ Melissa Ruha Name: Melissa Ruha Title: Director TORONTO-DOMINION BANK, NEW YORK BRANCH By: /s/ Michael Borowiecki Name: Michael Borowiecki Title: Authorized Signatory SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Gail Motonaga Name: Gail Motonaga Title: Executive Director

CARMAX, INC. SECOND AMENDMENT TO CREDIT AGREEMENT TRUIST BANK (FORMERLY BRANCH BANKING & TRUST COMPANY) By: /s/ J. Carlos Navarrete Name: J. Carlos Navarrete Title: Director BNP PARIBAS By: /s/ Monica Tilani Name: Monica Tilani Title: Director By: /s/ Andrew Strait Name: Andrew Strait Title: Managing Director PNC BANK, NATIONAL ASSOCIATION By: /s/ David Notaro Name: David Notaro Title: Senior Vice President

Schedule 1 Increases to Commitments Increasing Lender Increase to Commitment Bank of America, N.A. $75,000,000.00 JPMorgan Chase Bank, N.A. $75,000,000.00 Wells Fargo Bank, National Association $75,000,000.00 U.S. Bank National Association $55,000,000.00 Barclays Bank PLC $40,000,000.00 Royal Bank of Canada $40,000,000.00 MUFG Bank, Ltd. $40,000,000.00 Capital One, National Association $21,000,000.00 Mizuho Bank, Ltd. $21,000,000.00 The Bank of Nova Scotia $21,000,000.00 Toronto-Dominion Bank, New York Branch $21,000,000.00 Sumitomo Mitsui Banking Corporation $21,000,000.00 Truist Bank (formerly Branch Banking & Trust Company) $15,000,000.00 BNP Paribas $15,000,000.00 PNC Bank, National Association $15,000,000.00 TOTAL $550,000,000.00

Schedule 2 Schedule 2.01 COMMITMENTS AND APPLICABLE PERCENTAGES Lender Commitment Applicable Percentage Bank of America, N.A. $255,000,000.00 12.750000000% JPMorgan Chase Bank, N.A. $250,000,000.00 12.500000000% Wells Fargo Bank, National Association $250,000,000.00 12.500000000% U.S. Bank National Association $200,000,000.00 10.000000000% Toyota Motor Credit Corporation $145,000,000.00 7.250000000% Barclays Bank PLC $135,000,000.00 6.750000000% Royal Bank of Canada $135,000,000.00 6.750000000% MUFG Bank, Ltd. $135,000,000.00 6.750000000% Capital One, National Association $69,000,000.00 3.450000000% Mizuho Bank, Ltd. $69,000,000.00 3.450000000% The Bank of Nova Scotia $69,000,000.00 3.450000000% Toronto-Dominion Bank, New York Branch $69,000,000.00 3.450000000% Sumitomo Mitsui Banking Corporation $69,000,000.00 3.450000000% Truist Bank (formerly Branch Banking & Trust Company) $50,000,000.00 2.500000000% BNP Paribas $50,000,000.00 2.500000000% PNC Bank, National Association $50,000,000.00 2.500000000% TOTAL $2,000,000,000.00 100.000000000%